PAYPAL MONEY MARKET RESERVE FUND

                      Supplement dated September 18, 2001
            to Statement of Additional Information dated May 1, 2001


The Statement of Additional Information is hereby supplemented by replacing the last two sentences under "MASTER PORTFOLIO ORGANIZATION" with the following text:

Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio in which it invests, the Fund will either (a) hold a meeting of the Fund's shareholders and will cast its votes as instructed by those shareholders, or (b) subject to approval by the Board of Trustees of the Trust, cast the Fund's votes in the same proportion as holders of votes other than the Fund have cast their votes.

In a situation where the Fund seeks voting instructions from its shareholders and does not receive instructions from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote those shares in the same proportion as the shares for which the Fund does receive voting instructions.